UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2022

Comcast Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or other jurisdiction of incorporation)
001-32871 (Commission File Number)		27-0000798 (IRS Employer Identification No.)

One Comcast Center Philadelphia, PA (Address of Principal Executive Offices)	19103-2838 (Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	CMCSA	The Nasdaq Stock Market LLC
0.000% Notes due 2026	CMCS26	The Nasdaq Stock Market LLC
0.250% Notes due 2027	CMCS27	The Nasdaq Stock Market LLC
1.500% Notes due 2029	CMCS29	The Nasdaq Stock Market LLC
0.250% Notes due 2029	CMCS29A	The Nasdaq Stock Market LLC
0.750% Notes due 2032	CMCS32	The Nasdaq Stock Market LLC
1.875% Notes due 2036	CMCS36	The Nasdaq Stock Market LLC
1.250% Notes due 2040	CMCS40	The Nasdaq Stock Market LLC
9.455% Guaranteed Notes due 2022	CMCSA/22	New York Stock Exchange
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	At the annual meeting on June 1, 2022, our shareholders approved, or did not approve, the following proposals.

(b)	The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each such proposal, as described in detail in Comcast Corporation’s definitive proxy statement dated April 22, 2022, are set forth below.

(1)	All of the director nominees named in the proxy statement were elected to serve as directors for one-year terms.

Director	For	Withheld	Broker Non-Votes
Kenneth J. Bacon	331,251,747	38,501,366	20,702,480
Madeline S. Bell	363,524,196	6,228,917	20,702,480
Edward D. Breen	321,731,822	48,021,291	20,702,480
Gerald L. Hassell	360,450,170	9,302,943	20,702,480
Jeffrey A. Honickman	352,120,729	17,632,384	20,702,480
Maritza G. Montiel	364,992,996	4,760,117	20,702,480
Asuka Nakahara	368,055,096	1,698,017	20,702,480
David C. Novak	364,892,819	4,860,294	20,702,480
Brian L. Roberts	354,186,525	15,566,588	20,702,480

(2)	The advisory vote on our executive compensation, as described in the proxy statement, was approved.

For	Against	Abstain	Broker Non-Votes
355,060,927	14,159,977	532,209	20,702,480

(3)	The appointment of Deloitte & Touche LLP as our independent auditors for the 2022 fiscal year, as described in the proxy statement, was ratified.

For	Against	Abstain	Broker Non-Votes
380,277,864	9,971,788	205,941	N/A

(4)	A shareholder proposal to report on charitable donations, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
3,382,467	365,345,438	1,025,208	20,702,480

(5)	A shareholder proposal to perform an independent racial equity audit, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
67,351,871	300,758,590	1,642,652	20,702,480

(6)	A shareholder proposal to report on risks of omitting “viewpoint” and “ideology” from EEO policy, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
5,302,680	362,648,126	1,802,307	20,702,480

(7)	A shareholder proposal to conduct and publicly release the results of an independent investigation into the effectiveness of sexual harassment policies, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
82,035,818	286,112,046	1,605,249	20,702,480

(8)	A shareholder proposal to report on how retirement plan options align with company climate goals, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
21,345,467	337,350,699	11,056,947	20,702,480

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: June 3, 2022	By:	/s/ Thomas J. Reid
	Name:	Thomas J. Reid
	Title:	Chief Legal Officer and Secretary